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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports included in or made a part of this Current Report on Form 8-K.


                                                             ARTHUR ANDERSEN LLP


Houston, Texas
September 18, 1996